                                                                   EXHIBIT 10.15

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                 AMENDMENT NO. 7

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                              BETWEEN AVSA S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 7 (hereinafter referred to as the "Amendment") entered into as of July ___, 2004 by and between AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, and Amendment No. 6 executed on October 28, 2002, is hereinafter called the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100 and A320-200 model aircraft.

WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell above and beyond the Aircraft under the Agreement, eight (8) firm A319 aircraft and ten (10) firm A320 aircraft, plus fourteen (14) new A320 family type purchase right aircraft that may be A319, A320, or

AWE - A318/A320                     AM7 - 1

A321 type aircraft (collectively the "Amendment 7 Aircraft" as further defined in Paragraph 2 below).

WHEREAS, the Buyer and the Seller further agree in this Amendment to amend certain provisions under the Agreement relating to the A318 Aircraft and to cancel all unexercised Option Aircraft and Purchase Right Aircraft.

WHEREAS, the Seller and IAE have changed their policy regarding the inclusion of nacelles and thrust reversers in the definition of Propulsion Systems and the Seller wishes to incorporate such policy change into the provisions of this Amendment for the Amendment 7 Aircraft.

WHEREAS, the Buyer and the Seller agree to set forth in this Amendment all terms and conditions applying to the Amendment 7 Aircraft.

WHEREAS, the Buyer and the Seller further agree in this Amendment to amend certain provisions under the Agreement relating to the sale of the Aircraft and the Amendment 7 Aircraft.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1 -   STRUCTURE OF THE AMENDMENT

      For reasons of convenience of reference to the Agreement, the Amendment will contain the following structure:

      (i) Paragraph 2 below will list additional definitions that apply to the Amendment 7 Aircraft under this Amendment,

      (ii) Paragraphs 3 through 6 will define the terms and conditions applying to the Amendment 7 Aircraft by outlining respectively the provisions in the Agreement and additional specific provisions that apply to the Amendment 7 Aircraft,

      (iii) Paragraphs 7 through 10 will define the general terms applying to the Amendment,

      (iv)  The Letter Agreements to the Amendment include:

            -     Letter Agreement No. 1 is intentionally left blank.

AWE - A318/A320                     AM7 - 2

            - Letter Agreement No. 2 describing (a) Amendment 7 Aircraft order flexibility, (b) cancellation of unexercised Option Aircraft and Purchase Right Aircraft, and (c) A318 Aircraft conversion and cancellation rights,

            - Letter Agreement No. 3 describing the purchase incentives relating to the Amendment 7 Aircraft and amendments to specific purchase incentives relating to the Aircraft,

            - Letter Agreement No. 4 describing Aircraft and Amendment 7 Aircraft Predelivery Payments, which constitutes an amended and restated Letter Agreement No. 4 to the Agreement,

            - Letter Agreement No. 5 describing training matters related to the Amendment 7 Aircraft.

            -     Letter Agreement No. 6 is intentionally left blank,

            -     Letter Agreement No. 7 is intentionally left blank,

            -     Letter Agreement No. 8 is intentionally left blank.

      (v)   The Exhibits to the Amendment include:

            - Exhibit A-2 regarding the A321 Standard Specification, Issue 2, Revision 1 dated April 30, 2001

            - Exhibit A-3 regarding the A319 Standard Specification, Issue 4, Revision 1 dated April 30, 2001

            - Exhibit A-4 regarding the A320 Standard Specification, Issue 5, Revision 1 dated April 30, 2001

            -     Exhibit B-2 regarding A321 SCNs

            -     Exhibit B-3 regarding A319 SCNs

            -     Exhibit B-4 regarding A320 SCNs

            -     Exhibit C is intentionally left blank

            - Exhibit D-2 regarding the Amendment 7 Airframe Price Revision Formula,

            - Exhibit E regarding the Amendment 7 International Aero Engines Price Revision Formula

            -     Exhibit F is intentionally left blank

            -     Exhibit G is intentionally left blank

            - Exhibit H which constitutes an amended and restated Exhibit H to the Agreement

2 -   DEFINITIONS

      The following additional definitions will be added to the Agreement:

      Amendment 7 A319 Aircraft - any or all of the Airbus A319-100 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby (but not including any A319 Aircraft firmly ordered prior to the date of Amendment 7), together with all components, equipment, parts and accessories installed in or on such aircraft and the Amendment 7 A319 Propulsion Systems installed thereon, as described in Paragraph 4 of this Amendment.

AWE - A318/A320                     AM7 - 3

      Amendment 7 A319 Airframe - any Amendment 7 A319 Aircraft, excluding Amendment 7 A319 Propulsion Systems therefor, but including nacelles and thrust reversers.

      Amendment 7 A319 Propulsion Systems - the two (2) IAE V2524-A5 powerplants to be installed on an A319 Aircraft or installed on an A319 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant.

      Amendment 7 A319 Specification - as defined in Subparagraph 4.2.A.2 of this Amendment.

      Amendment 7 A319 Standard Specification - as defined in Subparagraph 4.2.A.2 of this Amendment.

      Amendment 7 A320 Aircraft - any or all of the Airbus A320-200 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby (but not including any A320 Aircraft firmly ordered prior to the date of Amendment 7), together with all components, equipment, parts and accessories installed in or on such aircraft and the Amendment 7 A320 Propulsion Systems installed thereon, as described in Paragraph 5 of this Amendment.

      Amendment 7 A320 Airframe - any Amendment 7 A320 Aircraft, excluding Amendment 7 A320 Propulsion Systems therefor, but including nacelles and thrust reversers.

      Amendment 7 A320 Propulsion Systems - the two (2) IAE V2527-A5 powerplants to be installed on an A320 Aircraft or installed on an A320 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant.

      Amendment 7 A320 Specification - as defined in Subparagraph 5.2.A.2 of this Amendment.

      Amendment 7 A320 Standard Specification - as defined in Subparagraph 5.2.A.2 of this Amendment.

      Amendment 7 A321 Aircraft - any or all of the Airbus A321-200 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby, together with all components, equipment, parts and accessories installed in or

AWE - A318/A320                     AM7 - 4
      on such aircraft and the Amendment 7 A321 Propulsion Systems installed thereon, as described in Paragraph 6 of this Amendment.

      Amendment 7 A321 Airframe - any Amendment 7 A321 Aircraft, excluding the Amendment 7 A321 Propulsion Systems therefor, but including nacelles and thrust reversers.

      Amendment 7 A321 Propulsion Systems - the two (2) IAE V2533-A5 powerplants to be installed on an A321 Aircraft or installed on an A321 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant, which amends and restates the A321 Propulsion Systems set forth in Paragraph 2 of Amendment 3.

      Amendment 7 A321 Specification - as defined in Subparagraph 6.2.A.2 of this Amendment, which amends and restates the A321 Specification set forth in Subparagraph 6.2.A.2 of Amendment 3.

      Amendment 7 A321 Standard Specification - as defined in Subparagraph 6.2.A.2 of this Amendment, which amends and restates the A321 Standard Specification set forth in Subparagraph 6.2.A.2 of Amendment 3.

      Amendment 7 Aircraft - collectively, the eight (8) Amendment 7 Firm A319 Aircraft, the ten (10) Amendment 7 Firm A320 Aircraft, any New Purchase Right Aircraft and Converted A318 Aircraft that the Buyer purchases from the Seller under the Agreement as amended hereby.

      Amendment 7 Firm A319 Aircraft - the eight (8) Amendment 7 A319 Aircraft firmly ordered as of the date hereof and set forth in the schedule set out in Subparagraph 4.2.A.6 of this Amendment.

      Amendment 7 Firm A320 Aircraft - the ten (10) Amendment 7 A320 Aircraft firmly ordered as of the date hereof and set forth in the schedule set out in Subparagraph 5.2.A.6 of this Amendment.

      Amendment 7 Firm Aircraft - collectively or individually the Amendment 7 Firm A319 Aircraft and the Amendment 7 Firm A320 Aircraft.

      Converted A318 Aircraft - as defined in Paragraph 3 of Letter Agreement No. 2 to Amendment 7.

      New Purchase Right Aircraft - collectively or individually, the [*] A320 family type purchase right aircraft that may be A319, A320, or A321 type aircraft under the Agreement as amended hereby, to be manufactured in accordance with the

AWE - A318/A320                     AM7 - 5

      Amendment 7 A319 Specification, the Amendment 7 A320 Specification or the Amendment 7 A321 Specification, as applicable. Each purchase right aircraft type may be referred to individually in this Amendment as the A319 Purchase Right Aircraft, A320 Purchase Right Aircraft or A321 Purchase Right Aircraft.

3 -   A318 AIRCRAFT DELIVERY

      The A318 Firm Aircraft Delivery Schedule set forth in Subparagraph 3.2.A.4.1 of Amendment 3 to the Agreement, as amended by Amendment 6 to the Agreement, is hereby cancelled and replaced with the A318 Firm Aircraft Delivery Schedule set forth below between the words QUOTE and
      UNQUOTE:

      QUOTE

3.2.A.4.1   A318 Firm Aircraft Delivery Schedule

            Subject to the provisions of the Agreement and this Amendment the Seller will have the A318 Aircraft ready for delivery at Airbus Germany's (formerly known as Daimler-Chrysler) works near Hamburg, Germany, and the Buyer will accept the same as scheduled below:

YEAR OF              MONTH OF              NUMBER OF
DELIVERY             DELIVERY               AIRCRAFT
--------             --------               --------
  [*]                   [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]

  [*]                   [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
                        [*]                    [*]
 TOTAL                                         15

      The Seller will, no earlier than [*] provide the Buyer with the [*] A318 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment. The Seller shall give the Buyer not less than [*] notice

AWE - A318/A320                     AM7 - 6
      of the date on which the A318 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment.

UNQUOTE

4 -   AMENDMENT 7 A319 AIRCRAFT

4.1 The Amendment 7 A319 Aircraft will be deemed an Aircraft or an A319 Aircraft (as the context requires) and the Amendment 7 A319 Propulsion Systems will be deemed Propulsion Systems or A319 Propulsion Systems (as the situation requires), each as defined under the Agreement for all definitional purposes but only for the purpose of the following provisions, exhibits and letter agreements.

      A.    Main Agreement Provisions Applicable to the Amendment 7 A319
            Aircraft

            (i)    Clause 1, as amended by Amendment 3.

            (ii)   Subclauses 2.1 and 2.3

            (iii)  Clause 3

            (iv)   Subclauses 4.4 and 4.5

            (v)    Clauses 5, 6, 7 and 8

            (vi)   Subclauses 9.3, 9.4, 9.5 (except that reference to Subclause
                   9.1 therein shall refer to the applicable Amendment 7 Firm A319 Delivery Schedule under this Amendment) and 9.6

            (vii)  Clauses 10, 11, 12 and 13

            (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [*]

            (ix)   Clause 15, [*]

            (x)    Clauses 16 and 17

            (xi) Clause 18 (except that reference to Clause 9 shall mean the Amendment 7 Firm A319 Aircraft Delivery Schedule under this Amendment and that reference to Exhibits B1 and B2 shall mean Exhibit B-3 of this Amendment.

            (xii)  Clauses 19, 20, 21 and 22

      B.    Exhibits to the Agreement Applicable to the Amendment 7 A319
            Aircraft

            (i)    Exhibit C

            (ii)   Exhibit F

            (iii)  Exhibit G, of Amendment 3 to the Agreement

      C. Letter Agreements to the Agreement Applicable to the Amendment 7 A319 Aircraft

AWE - A318/A320                     AM7 - 7

          (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph 5.2.5 [*] of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

          (ii)    [*]

          (iii)   Letter Agreement No. 4, as amended and restated hereby.

          (iv) Paragraph 5 of Letter Agreement No. 5, excluding Subparagraph 5.1.2.

          (v)     Letter Agreement No. 6, [*]

          (vi)    Letter Agreement No. 8.

          (vii)   Letter Agreement No. 10, [*]

4.2 The following specific additional provisions will apply to the Amendment 7 A319 Aircraft:

      A.1   Sale and Purchase

            Intentionally Left Blank

      A.2   Specification

            The Amendment 7 A319 Aircraft will be manufactured in accordance with the A319-100 Standard Specification Document No. J.000.01000, Issue 4, Revision 1 dated April 30, 2001 (the "Amendment 7 A319 Standard Specification" which is annexed hereto as Exhibit A-3), as modified by the SCNs listed in Exhibit B-3 to this Amendment and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement, with an MTOW of 75.5 tonnes (the "Amendment 7 A319 Specification").

      A.3   Base Price

      A.3.1 Base Price of the Amendment 7 A319 Aircraft

            The "Base Price" of each Amendment 7 A319 Aircraft is the sum of:

                   (i)   the Base Price of the Amendment 7 A319 Airframe, and

                   (ii)  the Base Price of the Amendment 7 A319 Propulsion
                         Systems.

      A.3.2       Base Price of the Amendment 7 A319 Airframe

      A.3.2.1 The Base Price of the Amendment 7 A319 Airframe, as defined in the Amendment 7 A319 Standard Specification set forth in Exhibit A-3 to this Amendment (excluding the Amendment 7 A319 Propulsion

AWE - A318/A320                     AM7 - 8

                  Systems), and including the SCNs set forth in Exhibit B-3 to this Amendment is:

                  US $[*]

                  (Dollars - [*]

      A.3.2.2 The Base Price of the Amendment 7 A319 Airframe is quoted in delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A319 Aircraft in accordance with the Amendment 7 Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

      A.3.3       Base Price of the Amendment 7 A319 Propulsion Systems

                  The Base Price of the Amendment 7 A319 Propulsion Systems, at delivery conditions prevailing in January 2003 is:

                  US $[*]

                  (Dollars - $[*]

                  The Amendment 7 A319 Propulsion Systems Base Price has been calculated with reference to the V2524-A5 reference price for two engines indicated by International Aero Engines of US [*] in accordance with economic conditions prevailing in January 2001 (the "V2524-A5 Reference Price").

                  The V2524-A5 Reference Price is subject to adjustment to the date of delivery of the Amendment 7 A319 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E to this Amendment.

      A.3.4       Final Contract Price

                  The Final Contract Price of an Amendment 7 A319 Aircraft will be the sum of:

                  (i) the Base Price of the Amendment 7 A319 Airframe constituting a part of such Amendment 7 A319 Aircraft, as adjusted to the date of delivery of such Amendment 7 A319 Aircraft in accordance with Subparagraph 4.2.A.3.2 above to this Amendment;

                  (ii) the price (as of delivery conditions prevailing in January 2003) of any SCNs constituting a part of such Amendment 7 A319 Aircraft that are entered into pursuant to Clause 3 after the date

AWE - A318/A320                     AM7 - 9
                        of execution of this Amendment, is quoted at delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A319 Aircraft in accordance with the Amendment 7 Aircraft Price Revision Formula as set forth in Exhibit D-2 to this Amendment;

                  (iii) the V2524-A5 Reference Price of the installed Amendment
                        7 A319 Propulsion Systems constituting a part of such Amendment 7 A319 Aircraft, as adjusted to the date of delivery of such Amendment 7 A319 Aircraft in accordance with Subparagraph 4.2.A.3.3 above to this Amendment; and

                  (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Amendment 7 A319 Aircraft and specifically making reference to the Final Contract Price of an Amendment 7 A319 Aircraft.

      A.4   Amendment 7 A319 Aircraft Predelivery Payments

            The Predelivery payments for the Amendment 7 A319 Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

      A.5   Amendment 7 A319 Aircraft Purchase Incentives

            Purchase incentives related to Amendment 7 A319 Aircraft are set forth in Letter Agreement No. 3 to this Amendment.

      A.6   Amendment 7 Firm A319 Aircraft Delivery Schedule

                                      NUMBER
YEAR OF            MONTH OF             OF
DELIVERY           DELIVERY          AIRCRAFT
--------           --------          --------
   [*]                [*]               [*]
                      [*]               [*]

   [*]                [*]               [*]
                      [*]               [*]
                      [*]               [*]

   [*]                [*]               [*]
  TOTAL                                  8

AWE - A318/A320                     AM7 - 10

      A.7   Amendment 7 A319 Aircraft Order Flexibility

            Order Flexibility related to Amendment 7 A319 Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

      A.8   Amendment 7 A319 Aircraft Training and Product Support Matters

            Intentionally Left Blank

      A.9   Amendment 7 A319 Aircraft Performance Guarantees

            Intentionally Left Blank

      A.10  [*]

            [*]

5 -   AMENDMENT 7 A320 AIRCRAFT

5.1 The Amendment 7 A320 Aircraft will be deemed an Aircraft or an A320 Aircraft (as the context requires) and the Amendment 7 A320 Propulsion Systems will be deemed Propulsion Systems or A320 Propulsion Systems (as the situation requires), each as defined under the Agreement for all definitional purposes but only for the purposes of the following provisions, exhibits and letter agreements.

      A.    Main Agreement Provisions Applicable to the Amendment 7 A320
            Aircraft

            (i)    Clause 1, as amended by Amendment 3

            (ii)   Subclauses 2.1 and 2.3

            (iii)  Clause 3

            (iv)   Subclauses 4.4 and 4.5

            (v)    Clauses 5, 6, 7 and 8

            (vi)   Subclauses 9.3, 9.4, 9.5 (except the reference to Subclause
                   9.2 shall be deemed to be reference to the applicable Amendment 7 Firm A320 Delivery Schedule under this Amendment) and 9.6

            (vii)  Clauses 10, 11, 12 and 13

            (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [*]

            (ix)   Clause 15, [*]

            (x)    Clauses 16 and 17

            (xi) Clause 18 (except that reference to Clause 9 shall mean the Amendment 7 Firm A320 Aircraft delivery schedule under this Amendment and that

AWE - A318/A320                     AM7 - 11
                   reference to Exhibits B1 and B2 shall mean Exhibit B-4 of this Amendment.

            (xii)  Clauses 19, 20, 21 and 22

      B.    Exhibits to the Agreement Applicable to the Amendment 7 A320
            Aircraft

            (i)    Exhibit C

            (ii)   Exhibit F

            (iii)  Exhibit G, of Amendment No. 3 to the Agreement.

      C. Letter Agreements to the Agreement Applicable to the Amendment 7 A320 Aircraft

            (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph 5.2.5 [*] of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

            (ii)   [*]

            (iii)  Letter Agreement No. 4, as amended and restated hereby.

            (iv) Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph 5.1.2.

            (v)    Letter Agreement No. 6, [*]

            (vi)   Letter Agreement No. 7.

            (vii)  Letter Agreement No. 9 [*]

5.2 The following specific additional provisions will apply to the Amendment 7 A320 Aircraft:

      A.1   Sale and Purchase

            Intentionally Left Blank

      A.2   Specification

            The Amendment 7 A320 Aircraft will be manufactured in accordance with the A320-200 Standard Specification Document No. D.000.02000, Issue 5, Revision 1 dated April 30, 2001 (the "Amendment 7 A320 Standard Specification" which is annexed hereto as Exhibit A-4), as modified by the SCNs listed in Exhibit B-4 to this Amendment and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement, with an MTOW of 77 tonnes (the "Amendment 7 A320 Specification").

      A.3   Base Price

      A.3.1 Base Price of the Amendment 7 A320 Aircraft

            The "Base Price" of each Amendment 7 A320 Aircraft is the sum of:

AWE - A318/A320                     AM7 - 12

                  (i)   the Base Price of the Amendment 7 A320 Airframe, and

                  (ii)  the Base Price of the Amendment 7 A320 Propulsion
                        Systems.

      A.3.2 Base Price of the Amendment 7 A320 Airframe

      A.3.2.1 The Base Price of the Amendment 7 A320 Airframe, as defined in the Amendment 7 A320 Standard Specification set forth in Exhibit A-4 to this Amendment (excluding the Amendment 7 A320 Propulsion Systems), and including the SCNs set forth in Exhibit B-4 to this Amendment is:

                  US $[*]

                  (Dollars - [*]

      A.3.2.2 The Base Price of the Amendment 7 A320 Airframe is quoted in delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A320 Aircraft in accordance with the Amendment 7 Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

      A.3.3       Base Price of the Amendment 7 A320 Propulsion Systems

                  The Base Price of the Amendment 7 A320 Propulsion Systems at delivery conditions prevailing in January 2003 is:

                  US $[*]

                  (Dollars - [*]

                  The Amendment 7 A320 Propulsion Systems Base Price has been calculated with reference to the V2527-A5 reference price for two engines indicated by International Aero Engines of US $[*] in accordance with economic conditions prevailing in January 2001 (the "V2527-A5 Reference Price").

                  The V2527-A5 Reference Price is subject to adjustment to the date of delivery of the Amendment 7 A320 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E to this Amendment.

AWE - A318/A320                     AM7 - 13

      A.3.4       Final Contract Price

                  The Final Contract Price of an Amendment 7 A320 Aircraft will be the sum of:

                  (i) the Base Price of the Amendment 7 A320 Airframe constituting a part of such Amendment 7 A320 Aircraft, as adjusted to the date of delivery of such Amendment 7 A320 Aircraft in accordance with Subparagraph 5.2.A.3.2 above to this Amendment;

                  (ii) the price (as of delivery conditions prevailing in January 2003) of any SCNs constituting a part of such Amendment 7 A320 Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, is quoted at delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A320 Aircraft in accordance with the Amendment 7 Aircraft Price Revision Formula as set forth in Exhibit D-2 to this Amendment;

                  (iii) the V2527-A5 Reference Price of the installed Amendment
                        7 A320 Propulsion Systems constituting a part of such Amendment 7 A320 Aircraft, as adjusted to the date of delivery of such Amendment 7 A320 Aircraft in accordance with Subparagraph 5.2.A.3.3 above to this Amendment; and

                  (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Amendment 7 A320 Aircraft and specifically making reference to the Final Contract price of an Amendment 7 A320 Aircraft.

      A.4   Amendment 7 A320 Aircraft Predelivery Payments

            The Predelivery payments for the Amendment 7 A320 Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

      A.5   Amendment 7A320 Aircraft Purchase Incentives

            Purchase incentives related to Amendment 7 A320 Aircraft are set forth in Letter Agreement No. 3 to this Amendment.

AWE - A318/A320                     AM7 - 14

      A.6   Amendment 7 A320 Aircraft Delivery Schedule

 YEAR OF            MONTH OF             NUMBER OF
DELIVERY            DELIVERY             AIRCRAFT
--------            --------             --------
   [*]                 [*]                  [*]

   [*]                 [*]                  [*]
                       [*]                  [*]
                       [*]                  [*]
                       [*]                  [*]
                       [*]                  [*]
                       [*]                  [*]
                       [*]                  [*]
  TOTAL                                     10

      A.7   Amendment 7 A320 Aircraft Order Flexibility

            Order Flexibility related to Amendment 7 A320 Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

      A.8   Amendment 7 A320 Aircraft Training and Product Support Matters

            Intentionally Left Blank

      A.9   Amendment 7 A320 Aircraft Performance Guarantees

            Intentionally Left Blank

      A.10  [*]

            [*]

6 -   AMENDMENT 7 A321 AIRCRAFT

6.1 The Amendment 7 A321 Aircraft will be deemed an Aircraft as defined under the Agreement and the Amendment 7 A321 Propulsion Systems will be deemed Propulsion Systems or A321 Propulsion Systems (as the situation requires), each as defined in the Agreement for all definitional purposes but only for the purposes of the following provisions, exhibits and letter agreements; provided however, in cases where the Agreement specifically refers to the A319 Aircraft in those provisions, such term will be deemed to also include the Amendment 7 A321 Aircraft.

AWE - A318/A320                     AM7 - 15

      A.    Main Agreement Provisions Applicable to the Amendment 7 A321
            Aircraft

            (i)    Clause 1, as amended by Amendment 3

            (ii)   Subclauses 2.1 and 2.3

            (iii) Clause 3 (except that the terms Standard Specification and Specification shall refer to the Amendment 7 A321 Standard Specification and Amendment 7 A321 Specification, respectively)

            (iv)   Subclauses 4.4 and 4.5

            (v)    Clauses 5, 6, 7 and 8

            (vi)   Subclauses 9.3, 9.4, 9.5 (except the reference to Subclause
                   9.1 therein shall be a deemed to include the applicable Amendment 7 A321 Aircraft Delivery Schedule under this Amendment, if any) and 9.6

            (vii)  Clauses 10, 11, 12 and 13

            (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [*]

            (ix)   Clause 15, [*] (x) Clauses 16 and 17

            (xi) Clause 18 (except that reference to Clause 9 shall mean the Amendment 7 A321 Aircraft delivery schedule under this Amendment and that reference to Exhibits B1 and B2 shall mean Exhibit B-2 of this Amendment

            (xii)  Clauses 19, 20, 21 and 22

      B.    Exhibits to the Agreement Applicable to the Amendment 7 A321
            Aircraft

            (i)    Exhibit C

            (ii)   Exhibit F

            (iii)  Exhibit G, of Amendment No. 3 to the Agreement.

      C. Letter Agreements to the Agreement Applicable to the Amendment 7 A321 Aircraft

            (i) Letter Agreement No. 1, provided however, that the term "First Aircraft" as set forth in Subparagraph 5.2.5 [*] of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

            (ii)   [*]

            (iii)  Letter Agreement No. 4, as amended and restated hereby.

            (iv) Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph 5.1.2,

            (iv)   Letter Agreement No. 6, [*]

6.2 The following specific additional provisions will apply to the Amendment 7 A321 Aircraft:

AWE - A318/A320                     AM7 - 16

      A.1   Sale and Purchase

            Intentionally Left Blank

      A.2   Specification

            The Amendment 7 A321 Aircraft will be manufactured in accordance with the A321-200 Standard Specification Document No. E.000.02000, Issue 2, Revision 1 dated April 30, 2001 (the "Amendment 7 A321 Standard Specification" which is annexed hereto as Exhibit A-2), as modified by the SCNs listed in Exhibit B-2 to this Amendment and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement, with an MTOW of 93 tonnes with two (2) Additional Center Tanks (ACTS), [*]

      A.3   Base Price

      A.3.1 Base Price of the Amendment 7 A321 Aircraft

            The "Base Price" of each Amendment 7 A321 Aircraft is the sum of:

                  (i)   the Base Price of the Amendment 7 A321 Airframe, and

                  (ii)  the Base Price of the Amendment 7 A321 Propulsion
                        Systems.

      A.3.2 Base Price of the Amendment 7 A321 Airframe

      A.3.2.1 The Base Price of the Amendment 7 A321 Airframe, as defined in the Amendment 7 A321 Standard Specification set forth in Exhibit A-2 to this Amendment (excluding the Amendment 7 A321 Propulsion Systems), but including two (2) ACTS, and the SCNs set forth in Exhibit B-2 to this Amendment is:

                  US $[*]

                  (Dollars - [*]

      A.3.2.2 The Base Price of the Amendment 7 A321 Airframe is quoted in delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A321 Aircraft in accordance with the Amendment 7 Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

      A.3.3       Base Price of the Amendment 7 A321 Propulsion Systems

AWE - A318/A320                     AM7 - 17

                  The Base Price of the Amendment 7 A321 Propulsion Systems, at delivery conditions prevailing in January 2003 is:

                  US $[*]

                  (Dollars - [*]

                  The V2533-A5 Base Price has been calculated with reference to the V2533-A5 reference price for two engines indicated by International Aero Engines of US $[*] in accordance with economic conditions prevailing in January 2001 (the "V2533-A5 Reference Price").

                  The V2533-A5 Reference Price is subject to adjustment to the date of delivery of the Amendment 7 A321 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E to this Amendment.

      A.3.4       Final Contract Price

                  The Final Contract Price of an Amendment 7 A321 Aircraft will be the sum of:

                  (i) the Base Price of the Amendment 7 A321 Airframe constituting a part of such Amendment 7 A321 Aircraft, as adjusted to the date of delivery of such Amendment 7 A321 Aircraft in accordance with Subparagraph 6.2.A.3.2 above to this Amendment;

                  (ii) the Base Price (as of delivery conditions prevailing in January 2003) of any SCNs constituting a part of such Amendment 7 A321 Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, is quoted at delivery conditions prevailing in January 2003 and will be escalated up to the actual date of delivery of such Amendment 7 A321 Aircraft in accordance with the Amendment 7 Aircraft Price Revision Formula as set forth in Exhibit D-2 to this Amendment;

                  (iii) the V2533-A5 Reference Price of the installed Amendment
                        7 A321 Propulsion Systems constituting a part of such Amendment 7 A321 Aircraft, as adjusted to the date of delivery of such Amendment 7 A321 Aircraft in accordance with Subparagraph 6.2.A.3.3 above to this Amendment; and

                  (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement

AWE - A318/A320                     AM7 - 18
                        between the Buyer and the Seller relating to the Amendment 7 A321 Aircraft and specifically making reference to the Final Contract price of an Amendment 7 A321 Aircraft.

      A.4         Amendment 7 A321 Aircraft Predelivery Payments

                  The Predelivery Payments for the Amendment 7 A321 Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

      A.5         Amendment 7 A321 Aircraft Purchase Incentives

                  Purchase incentives related to Amendment 7 A321 Aircraft are set forth in Letter Agreement No. 3 to this Amendment.

      A.6         Amendment 7 A321 Aircraft Delivery Schedule

                  Intentionally Left Blank

      A.7         Amendment 7 A321 Aircraft Order Flexibility

                  Order Flexibility related to Amendment 7 A321 Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

      A.8         Amendment 7 A321 Aircraft Training and Product Support Matters

                  Training and product support matters related to the Amendment 7 A321 Aircraft are set forth in Letter Agreement No. 5 to this Amendment.

      A.9         Amendment 7 A321 Aircraft Performance Guarantees

                  Within [*] of the Buyer's firm order of Amendment 7 A321 Aircraft, the Seller will provide to the Buyer performance guarantees in all material respects identical to the A319/A320 Performance Guarantees under the Agreement.

      A.10        [*]

                  [*]

7 -   EXHIBITS

      For the purposes of the Amendment 7 Aircraft the following Exhibits, attached hereto, are incorporated into the Agreement and are applicable to the Amendment 7 Aircraft in accordance with the terms and conditions set forth in this Amendment:

      Exhibit A-2                Amendment 7 A321 Standard Specification

AWE - A318/A320                     AM7 - 19

      Exhibit A-3                Amendment 7 A319 Standard Specification
      Exhibit A-4                Amendment 7 A320 Standard Specification
      Exhibit B-2                Amendment 7 A321 Aircraft SCNs
      Exhibit B-3                Amendment 7 A319 Aircraft SCNs
      Exhibit B-4                Amendment 7 A320 Aircraft SCNs
      Exhibit D-2                Amendment 7 Airframe Price Revision Formula
      Exhibit E                  Amendment 7 International Aero Engines Price
                                 Revision Formula
      Exhibit H                  Amended and Restated Technical Publications

8 -   EFFECT OF THE AMENDMENT

8.1 This Amendment and the accompanying Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, the Term Sheet dated May 26, 2004 (Reference AVSA 5319.8) between the Buyer and the Seller).

8.2 The Agreement will be deemed amended to the extent provided in this Amendment and the accompanying Letter Agreements and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment and the accompanying Letter Agreements will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9 -   CONFIDENTIALITY

      The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

10 -  GOVERNING LAW

      THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

AWE - A318/A320                     AM7 - 20

      IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

AWE - A318/A320                     AM7 - 21

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA S.A.R.L.

                                              By: /s/ Marie-Pierre Merle-Beral

                                              Its: AVSA Chief Executive Officer

Accepted and Agreed,

AMERICA WEST AIRLINES, INC.

By: /s/ Thomas T. Weir

Its: Vice President and Treasurer

AWE - A318/A320                     AM7 - 22



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   CHANGE ORDERS TO AMENDMENT 7 A321 AIRCRAFT
                          STANDARD SPECIFICATION (SCNS)

  All change orders listed in this Exhibit B-2 will be SCNs for the purpose of
                    Subparagraph 6.2.A.3.2 of the Amendment.

AWE - A318/A320 AM7
Exh B-2 - A321 SCNs                  EX B - 2 - 1

                                                                   EXHIBIT B - 2

                                  AMERICA WEST
                                    A321 SCNS

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-2 - A321 SCNs                  EX B - 2 - 2

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-2 - A321 SCNs                  EX B - 2 - 3

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-2 - A321 SCNs                  EX B - 2 - 4

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-2 - A321 SCNs                  EX B - 2 - 5




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     EXHIBIT B-3

                   CHANGE ORDERS TO AMENDMENT 7 A319 AIRCRAFT
                          STANDARD SPECIFICATION (SCNS)

All change orders listed in this Exhibit B-3 will be SCNs for the purpose of Subparagraph 4.2.A.3.2 of the Amendment.

AWE - A318/A320 AM7
EXH B - 3 - A319 SCNs                  EXH B - 3 - 1

                                                                     EXHIBIT B-3

                                  AMERICA WEST
                                    A319 SCNS

ATA                                  TITLE
---                                  -----
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]

AWE - A318/A320 AM7
EXH B - 3 - A319 SCNs                  EXH B - 3 - 2

ATA                                  TITLE
---                                  -----
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]

AWE - A318/A320 AM7
EXH B - 3 - A319 SCNs                  EXH B - 3 - 3

ATA                                  TITLE
---                                  -----
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]

AWE - A318/A320 AM7
EXH B - 3 - A319 SCNs                  EXH B - 3 - 4

ATA                                  TITLE
---                                  -----
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]
[*]                                   [*]

AWE - A318/A320 AM7
EXH B - 3 - A319 SCNs                  EXH B - 3 - 5




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     EXHIBIT B-4

                   CHANGE ORDERS TO AMENDMENT 7 A320 AIRCRAFT
                          STANDARD SPECIFICATION (SCNS)

  All change orders listed in this Exhibit B-4 will be SCNs for the purpose of
                    Subparagraph 5.2.A.3.2 of the Amendment.

AWE - A318/A320 AM7
Exh B-4 - A320 SCNs                  EX B - 4 - 1

                                                                   EXHIBIT B - 4

                                  AMERICA WEST
                                    A320 SCNS

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-4 - A320 SCNs                  EX B - 4 - 2

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-4 - A320 SCNs                  EX B - 4 - 3

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-4 - A320 SCNs                  EX B - 4 - 4

ATA                                   TITLE
---                                   -----
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]
[*]                                    [*]

AWE - A318/A320 AM7
Exh B-4 - A320 SCNs                  EX B - 4 - 5




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     EXHIBIT D-2

                  AMENDMENT 7 AIRFRAME PRICE REVISION FORMULA

      l.    BASE PRICE

            The Base Price of the A320 Airframe for the Amendment 7 A320 Aircraft, the Base Price of the A319 Airframe for the Amendment 7 A319 Aircraft and the Base Price of the A321 Airframe for the Amendment 7 A321 Aircraft are as set forth in the Amendment in January 2003 delivery conditions and will be escalated to the date of Aircraft (excluding A318 Aircraft) delivery as set forth in this Exhibit D-2.

      2.    BASE PERIOD

            The above Base Price has been established in accordance with the averaged economic conditions prevailing in December 2001, January 2002, February 2002 and corresponding to theoretical delivery conditions prevailing in January 2003 as defined by [*] index values indicated in Paragraph 4 of this Exhibit D-2.

            The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D-2.

            [*] index values indicated in Paragraph 4 of this Exhibit D-2 will not be subject to any revision of these indexes.

      3.    REFERENCE INDEXES

            Labor Index: [*]

            Material Index: [*]

4 -   REVISION FORMULA

      [*]

      [*]

      [*]

      [*]

AWE - A318/A320 - AM 7               Exh D-2 - 1

                                                                     EXHIBIT D-2

      [*]

      [*]

      [*]

      [*]

      [*]

      In determining the Revised Base Price at delivery of the Amendment 7 Aircraft (excluding A318 Aircraft), each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.    GENERAL PROVISIONS

5.1   Substitution of Indexes

      In the event that:

      (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

      (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

      (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

      the Seller will select a substitute index.

      Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

AWE - A318/A320 - AM 7               Exh D-2 - 2

                                                                     EXHIBIT D-2

      As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2   Final Index Values

      The Revised Base Price at the date of Amendment 7 Aircraft (excluding A318 Aircraft) delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Amendment 7 Aircraft (excluding A318 Aircraft) delivery.

AWE - A318/A320 - AM 7               Exh D-2 - 3




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                       EXHIBIT E

                     AMENDMENT 7 INTERNATIONAL AERO ENGINES
                             PRICE REVISION FORMULA

1           REFERENCE PERIOD

            The Reference Price of a set of two (2) International Aero Engines V2524-A5 powerplants is as quoted in Paragraph 4.2.A.3.3 to Amendment 7 to the Agreement. The Reference Price of a set of two
            (2) International Aero Engines V2527-A5 powerplants is as quoted in Paragraph 5.2.A.3.3 to Amendment 7 to the Agreement. The Reference Price of a set of two (2) International Aero Engines V2533-A5 powerplants is as quoted in Paragraph 6.2.A.3.3 to Amendment 7 to the Agreement.

            This Reference Price is valid for Aircraft delivered [*], and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E to Amendment 7 to the Agreement.

2           REFERENCE PERIOD

            The above Reference Price has been established in accordance with the averaged economic conditions prevailing in June 2000, July 2000, August 2000 (delivery conditions January 2001), as defined, according to INTERNATIONAL AERO ENGINES by the [*] index values indicated in Paragraph 4 of this Exhibit E to Amendment 7 to the Agreement.

3           INDEXES

            Labor Index: [*]

            The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

            Index code for access on the Web site of the US Bureau of Labor
            Statistics: [*]

            Material Index: [*]

            [*]

4           REVISION FORMULA

AWE A318/A320 - AM7                  Exh E - 1

                                                                       EXHIBIT E

            [*]

            [*]

            [*]

            [*]

            [*]

            [*]

            [*]

            [*]

            [*]

            In determining the Revised Reference Price [*] shall be calculated to the nearest tenth (1 decimal). Each quotient [*] shall be calculated to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

            After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5           GENERAL PROVISIONS

5.1 The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

5.2 If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

AWE A318/A320 - AM7                  Exh E - 2

                                                                       EXHIBIT E

5.3 If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to in this Attachment I to Exhibit 2, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

            Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the Fifth (5th), Sixth (6th) and Seventh (7th) months averaged prior to the scheduled delivery of the applicable Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 4.2.A.3.3 to Amendment 7 to the Agreement for the V2524-A5, in Paragraph 5.2.A.3.3 to Amendment 7 to the Agreement for the V2527-A5, and in Paragraph 6.2.A.3.3 to Amendment 7 to the Agreement for the V2533-A5, as applicable.

AWE A318/A320 - AM7                  Exh E - 3




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                       EXHIBIT F

                            INTENTIONALLY LEFT BLANK

AWE A318/A320 - AM 7                 Exh F - 1

                                                                       EXHIBIT G

                            INTENTIONALLY LEFT BLANK

AWE A318/A320 - AM 7                 Exh G - 1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                                                       EXHIBIT H

                         AMENDED AND RESTATED EXHIBIT H

                             TECHNICAL PUBLICATIONS

This Exhibit H lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement as amended by this Amendment. The term Aircraft used herein shall refer to Aircraft or Amendment 7 Aircraft under the Agreement, as amended, as applicable. It is hereby agreed and understood that Technical Publications listed hereafter will be provided by the Seller to the Buyer under a revision service format to include the Aircraft as defined under the Agreement and the Amendment 7 Aircraft as defined under this Amendment. All Technical Publications in this Exhibit H refer to combined A318/A319/A320/A321 Technical Publications. Only the following Technical Publications cannot be combined and shall be provided type specifically for the A319, A320, A321 and the A318 Aircraft:

            -     Maintenance Facility Planning and Airplane Characteristics

            -     Flight Manual

            -     Master Minimum Equipment List

            -     Weight and Balance Manual

            -     Component Documentation Status

            -     Crash Crew Chart

The description of each Technical Publication listed below is provided in the 2004 Airbus North America Customer Services Catalog.

NOMENCLATURE                             Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)           Self-explanatory.

FORM

OL-A ON-LINE through Airbus On-Line Services: Advanced Consultation and Navigation System

CD-A        CD-ROM: Advanced Consultation and Navigation System

CD-P        CD-ROM: including PDF - Portable Document Format- Data

D           DISKETTE (Floppy Disk)

DD          DIGITAL DATA in MS Word format

AWE - A318/A320 - AM7                   Exh H - 1

                                                                       EXHIBIT H

DVD         DVD - Digital Versatile Disk including

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SGML STANDARD GENERALIZED MARK-UP LANGUAGE, which allows further data processing by the Buyer

TYPE

C CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G GENERIC. Refers to manuals that are for all aircraft types/models/series.

E ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

P PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

                        - one-time issue not maintained by revision service, or

                        - preliminary issues maintained by revision service until final manual or data delivery, or

                        - supply of best available data under final format with progressive completion through revision service.

ATA Manuals established in general compliance with Revision 23 and digital standards established in general compliance with ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance. Subsequent revisions of the ATA Specification will be considered.

QUANTITY (Qty)    Quantity to be delivered to the Buyer

DELIVERY (Deliv)  Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

                  The number of days indicated shall be rounded up to the next regular revision release date.

AWE - A318/A320 - AM7                   Exh H - 2

          NOMENCLATURE                 ABBR        FORM    TYPE    ATA     QTY    DELIV  COMMENTS
          ------------                 ----        ----    ----    ---     ---    -----  --------
   OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual           FCOM        [*]     [*]     [*]     [*]      90     [*]
                                       FCOM        [*]     [*]     [*]     [*]      90     [*]
                                       FCOM        [*]     [*]     [*]     [*]      90     [*]
                                       FCOM        [*]     [*]     [*]     [*]      90     [*]
Flight Manual                          FM          [*]     [*]     [*]     [*]       0     [*]
Master Minimum Equipment List          MMEL        [*]     [*]     [*]     [*]     180     [*]
                                       MMEL        [*]     [*]     [*]     [*]     180     [*]
                                       MMEL        [*]     [*]     [*]     [*]     180
Quick Reference Handbook               QRH         [*]     [*]     [*]     [*]      90     [*]
Trim Sheet                             TS          [*]     [*]     [*]               0     [*]
Weight and Balance Manual              WBM         [*]     [*]     [*]     [*]       0     [*]
Performance Engineer's Programs        PEP         [*]     [*]     [*]     [*]      90     [*]
                                       PEP         [*]     [*]     [*]     [*]      90
Performance Programs Manual            PPM         [*]     [*]     [*]     [*]      90     [*]
Noise Level Calculation Program        NLCP        [*]     [*]     [*]     [*]      90

       NOMENCLATURE                    ABBR        FORM    TYPE    ATA     QTY    DELIV  COMMENTS
       ------------                    ----        ----    ----    ---     ---    -----  --------
   MAINTENANCE AND ASSOCIATED MANUALS
Aircraft Maintenance Manual            AMM         [*]      [*]    [*]     [*]      90     [*]
                                       AMM         [*]      [*]    [*]     [*]      90     [*]
                                       AMM         [*]      [*]    [*]     [*]      90     [*]
Aircraft Schematics Manual             ASM         [*]      [*]    [*]     [*]      90     [*]
                                       ASM         [*]      [*]    [*]     [*]      90
                                       ASM         [*]      [*]    [*]     [*]      90     [*]
Aircraft Wiring Lists                  AWL         [*]      [*]    [*]     [*]      90     [*]
                                       AWL         [*]      [*]    [*]     [*]      90
                                       AWL         [*]      [*]    [*]     [*]      90     [*]
Aircraft Wiring Manual                 AWM         [*]      [*]    [*]     [*]      90     [*]
                                       AWM         [*]      [*]    [*]     [*]      90
                                       AWM         [*]      [*]    [*]     [*]      90     [*]

AWE - A318/A320 - AM7                   Exh H - 3

           NOMENCLATURE                  ABBR      FORM     TYPE   ATA     QTY    DELIV  COMMENTS
           ------------                  ----      ----     ----   ---     ---    -----  --------
  MAINTENANCE AND ASSOCIATED MANUALS

Consumable Material List               CML         [*]      [*]    [*]     [*]     180
Duct Repair Manual                     DRM         [*]      [*]    [*]     [*]      90
Electrical Load Analysis               ELA         [*]      [*]    [*]     [*]       0     [*]
Electrical Standard Practices Manual   ESPM        [*]      [*]    [*]     [*]      90     [*]
                                       ESPM        [*]      [*]    [*]     [*]      90     [*]
                                       ESPM        [*]      [*]    [*]     [*]      90     [*]
Flight Data Recording Parameter        FDRPL       [*]      [*]    [*]     [*]      90
Library
Fuel Pipe Repair Manual                FPRM        [*]      [*]    [*]     [*]      90
Illustrated Parts Catalog              IPC/ACRT    [*]      [*]    [*]     [*]      90     [*]
(Airframe)/Additional Cross
Reference Table                        IPC/ACRT    [*]      [*]    [*]     [*]      90     [*]
                                       IPC/ACRT    [*]      [*]    [*]     [*]      90     [*]
Illustrated Parts Catalog (Power       PIPC        [*]      [*]    [*]     [*]      90     [*]
Plant)

AWE - A318/A320 - AM7                   Exh H - 4

            NOMENCLATURE                   ABBR         FORM    TYPE  ATA   QTY     DELIV  COMMENTS
            ------------                   ----         ----    ----  ---   ---     -----  --------
   MAINTENANCE AND ASSOCIATED MANUALS
Maintenance Planning Document              MPD          [*]     [*]   [*]   [*]      360     [*]
Maintenance Review Board Report            MRBR         [*]     [*]   [*]   [*]      360     [*]
STT = SES (Support Equipment Sumary), TEI  STT          [*]     [*]   [*]   [*]      360     [*]
(Tool Equipment Index) & TEM (Tool
Equipment Manual)
Tool and Equipment Bulletins               TEB          [*]     [*]   [*]   [*]        -
Tool and Equipment Drawings                TED          [*]     [*]   [*]   [*]      360     [*]

Engineering Documentation Combined Index   EDCI         [*]     [*]   [*]   [*]       90     [*]
Trouble Shooting Manual                    TSM          [*]     [*]   [*]   [*]       90     [*]
                                           TSM          [*]     [*]   [*]   [*]       90     [*]
                                           TSM          [*]     [*]   [*]   [*]       90     [*]

AWE - A318/A320 - AM7                   Exh H - 5

               NOMENCLATURE                ABBR      FORM     TYPE  ATA    QTY   DELIV  COMMENTS
------------------------------------------------------------------------------------------------
   STRUCTURAL MANUALS
Nondestructive Testing Manual              NTM        [*]     [*]   [*]    [*]     90
Nacelle Structural Repair Manual           NSRM       [*]     [*]   [*]            90     [*]
Structural Repair Manual                   SRM        [*]     [*]   [*]    [*]     90     [*]
                                           SRM        [*]     [*]   [*]    [*]     90     [*]
      OVERHAUL DATA
Component Documentation Status             CDS        [*]     [*]   [*]    [*]     90     [*]
Component Evolution List                   CEL        [*]     [*]   [*]    [*]      -     [*]
Component Maintenance Manual -
Manufacturer                               CMMM       [*]     [*]   [*]    [*]     90     [*]
Component Maintenance Manual - Vendor      CMMV       [*]     [*]   [*]            90     [*]
Cable Fabrication Manual                   CFM        [*]     [*]   [*]    [*]     90

AWE - A318/A320 - AM7                       Exh H - 6

               NOMENCLATURE                ABBR       FORM    TYPE  ATA    QTY   DELIV    COMMENTS
--------------------------------------------------------------------------------------------------
   ENGINEERING DOCUMENTS
Installation and Assembly Drawings
(Mechanical)                               IAD        [*]     [*]   [*]    [*]     0       [*]
Process and Material Specification         PMS        [*]     [*]   [*]    [*]     0
Parts Usage (Effectivity)                  PU         [*]     [*]   [*]    [*]     0       [*]
Schedule (Drawing Nomenclature)            S          [*]     [*]   [*]    [*]     0       [*]
Standards Manual                           SM         [*]     [*]   [*]    [*]   180
Stress Data Analysis                                                                       [*]

AWE - A318/A320 - AM7                       Exh H - 7

               NOMENCLATURE                 ABBR        FORM    TYPE  ATA   QTY   DELIV   COMMENTS
--------------------------------------------------------------------------------------------------
   MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport        AMVG         [*]    [*]   [*]   [*]    360    [*]
Planning / AC
Maintenance Facility Planning / MFP
Ground Support Equipment Vendor
Information Manual / GSE VIM

ATA 100 INDEX                               ATI          [*]    [*]   [*]   [*]    360
CADETS (Technical Publications Training)    CADS         [*]    [*]   [*]   [*]    360
Aircraft Recovery Manual                    ARM          [*]    [*]   [*]   [*]     90    [*]
Crash Crew Chart                            CCC          [*]    [*]   [*]   [*]    180    [*]
Cargo Loading System Manual                 CLS          [*]    [*]   [*]   [*]    180    [*]
List of Applicable Publications             LAP          [*]    [*]   [*]   [*]     90
List of Radioactive and Hazardous Elements  LRE          [*]    [*]   [*]   [*]     90
Livestock Transportation Manual             LTM          [*]    [*]   [*]   [*]     90    [*]
Service Bulletins                           SB           [*]    [*]   [*]   [*]      0

Service Information Letters                 SIL          [*]    [*]   [*]            0    [*]
                                            SIL          [*]    [*]   [*]   [*]      0

AWE - A318/A320 - AM7                       Exh H - 8

               NOMENCLATURE                 ABBR       FORM    TYPE  ATA    QTY   DELIV   COMMENTS
---------------------------------------------------------------------------------------------------
   MISCELLANEOUS PUBLICATIONS

Supplier Product Support Agreements 2000    SPSA       [*]     [*]   [*]    [*]    360    [*]
                                            SPSA       [*]     [*]   [*]    [*]    360

Transportability Manual                     TM         [*]     [*]   [*]    [*]    180

Vendor Information Manual                   VIM        [*]     [*]   [*]    [*]    360
                                            VIM        [*]     [*]   [*]    [*]    360

AWE - A318/A320 - AM7                       Exh H - 9

                                                                   APPENDIX A TO
                                                                       EXHIBIT H

                                 LICENSE FOR USE
                  OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)

1.       GRANT

         The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine-readable form on a single computer network during the term of this license agreement (the "License Agreement").

         Use of the PEP in readable form shall be limited to one (1) copy. However, the Buyer may make duplicate copies, provided that they are either contained in the same network as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.       MERGING

         The PEP may be used and adapted in machine-readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer shall remove the PEP from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.       PERSONAL LICENSE

         The above described license is personal to the Buyer and its computer service contractors, nontransferable and nonexclusive.

4.       INSTALLATION

         It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

AWE - A318/A320 - AM7                      Exh H - 10

5.       PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party except the Buyer's computer service provider, without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP shall contain no errors. However, should the PEP be found to contain any error at delivery of the PEP, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at its own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.       DURATION

         Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement shall be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.

AWE - A318/A320 - AM7                     Exh H - 11




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                             LETTER AGREEMENT NO. 2
                               TO AMENDMENT NO. 7

                                                             As of July 30, 2004

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      FLEXIBILITY

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 7 (the "Amendment") to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, (the "Agreement") between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to amend Letter Agreement No. 2 to Amendment No. 3 to the Agreement, as amended by Amendments 4, 5 and 6, with this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") to the Amendment. For the purposes of this Letter Agreement only, the term Aircraft as defined under the Agreement will be deemed to include Amendment No. 7 Aircraft only. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement or the Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

  1.     Cancellation of Unexercised Option Aircraft and Purchase Right Aircraft

         The remaining [*] unexercised Option Aircraft provided in Paragraph 2 of Letter Agreement No. 2 to Amendment No. 3 to the Agreement, as amended, and the twenty-five (25) Purchase Right Aircraft provided in Paragraph 3 of Letter Agreement No. 2 to Amendment No. 3 to the Agreement, as amended, are hereby cancelled and neither party has any remaining rights or obligations with respect thereto. Paragraph 2 of Letter

AWE - A318/A320 - LA2-AM7                LA2 - 1

         Agreement No. 2 to Amendment No. 3, as amended shall have no further force and effect with respect to any unexercised Option Aircraft. Paragraph 3 of Letter Agreement No. 2 to Amendment No. 3, as amended, is cancelled and shall have no further force and effect.

2.       New Purchase Right Aircraft

2.1      The Seller hereby grants to Buyer the right to purchase up to fourteen
         (14) New Purchase Right Aircraft, which the Buyer will have the right to purchase as either an A319, A320 and/or A321 Aircraft for delivery dates in [*]

2.2 The New Purchase Right Aircraft will remain without reserved delivery quarters by the Seller [*] until the Buyer requests a delivery date by written notice to the Seller, such notice also specifying the type of New Purchase Right Aircraft the Buyer is considering to firmly purchase. The Seller will then provide in writing within [*], subject to its industrial and commercial constraints at the time, a delivery month and year, which will remain subject to prior sale and other disposition until written confirmation of acceptance from the Buyer and concurrent payment of a Purchase Right Aircraft Predelivery Payment as set out in [*] of Letter Agreement No. 4 to the Amendment (upon which the New Purchase Right Aircraft will be an Amendment 7 Aircraft under the Agreement).

2.3 In connection with the unexercised Option Aircraft cancelled pursuant to Paragraph 1, above, the Seller acknowledges to have already received as of date hereof, from the Buyer Option Fees in the amount of US $[*] and the Seller and the Buyer agree that such Option Fees will be credited to the Buyer in increments of [*] against the New Purchase Right Aircraft Predelivery Payment to be paid by the Buyer to the Seller upon the exercise of each of the New Purchase Right Aircraft (as described in [*] of Letter Agreement No. 4 of the Amendment).

2.4 Purchase Incentives for New Purchase Right Aircraft are set forth in Letter Agreement No. 3 to the Amendment.

3.       A318 Aircraft Conversion and Cancellation Rights

         At the Buyer's request, the Seller grants the Buyer the right to convert up to fifteen (15) A318 Aircraft to either an Amendment 7 A319 Aircraft, Amendment 7 A320 Aircraft and/or Amendment 7 A321 Aircraft (the "Converted A318 Aircraft") or alternately to cancel the A318 Aircraft. The Buyer may exercise such conversion and cancellation rights as follows:

         (i)      [*]

         (ii)     [*]

         (iii)    [*]

AWE - A318/A320 - LA2-AM7                LA2 - 1

         (iv) A Converted A318 Aircraft becomes an Amendment 7 Aircraft upon conversion.

4.       [*]

4.1      [*]

4.2      [*]

         QUOTE

         2.3      [*]

         UNQUOTE

4.3      [*]

5.       DELIVERY

         Notwithstanding any provisions of the Agreement to the contrary, the Seller shall not be obligated to deliver to the Buyer more than a total of [*] (including A318 Aircraft, [*], New Purchase Right Aircraft and Amendment 7 Aircraft) in any given calendar year. Any provision of the Agreement, as amended, or of any other agreement between the parties establishing a lower yearly threshold on the Seller's delivery obligations shall have no further force or effect.

6.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

AWE - A318/A320 - LA2-AM7                LA2 - 2

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                            Very truly yours,

                                            AVSA, S.A.R.L.

                                            By: /s/ Marie-Pierre Merle-Beral

                                            Its: AVSA Chief Executive Officer

Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By: /s/ Thomas T. Weir

Its: Vice President and Treasurer

AWE - A318/A320 - LA2-AM7                LA2 - 3




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                             LETTER AGREEMENT NO. 3
                               TO AMENDMENT NO. 7

                                                             As of July 30, 2004

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:   PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 7 (the "Amendment ") to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997 (the "Agreement"), between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Amendment 7 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement as amended by this Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern. [*]

1.       [*] CREDIT MEMORANDA AND PURCHASE INCENTIVES

1.1      [*] Credit Memorandum

         The Seller will provide to the Buyer a credit memorandum in the amount of US $[*]

1.2      [*] Credit Memorandum

AWE - A318/A319 - AM7                     LA3 - 1

         The Seller will provide to the Buyer a credit memorandum in the amount of US $[*]

1.3      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in an amount of US $[*]

1.4      [*] Credit Memorandum

         The Seller will provide to the Buyer an [*] credit memorandum in the amount of US $[*]

1.5      [*] Credit Memorandum

         The Seller will provide to the Buyer an [*] credit memorandum in the amount of US $[*]

1.6      [*]

         [*] the Seller will provide to the Buyer a [*] credit in the form of a [*] [*] credit memorandum in the amount of US $ [*]

1.7      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

1.8      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

1.9      [*]

1.10     Application of the [*] Credit Memoranda

1.10.1   [*]

1.10.2   [*]

1.11.    [*] Credit Memorandum

1.11.1   The Seller will provide to the Buyer a [*] credit memorandum [*]

1.11.2   [*]

1.11.3   [*]

AWE - A318/A319 - AM7                     LA3 - 2

1.12     [*] Credit Memorandum

         [*]

         [*]

2.       [*] CREDIT MEMORANDA AND PURCHASE INCENTIVES

2.1      [*] Credit Memorandum

         The Seller will provide to the Buyer a credit memorandum in the amount of US $[*]

2.2      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

2.3      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in an amount of US $[*]

2.4      [*] Credit Memorandum

         The Seller will provide to the Buyer an [*] credit memorandum in the amount of US $[*]

2.5      [*]

         [*], the Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

2.6      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

2.7      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

2.8      [*]

2.9      Application of the [*] Credit Memoranda

2.9.1    [*]

AWE - A318/A319 - AM7                     LA3 - 3

2.9.2    [*]

2.10.    [*] Credit Memorandum

2.10.1 The Seller will provide to the Buyer a [*] credit memorandum [*] in the amount of US $[*]

2.10.2   [*]

2.10.3   [*]

2.11     [*] Credit Memorandum

         [*]

         [*]

3.       [*] CREDIT MEMORANDA AND PURCHASE INCENTIVES

3.1      [*] Credit Memorandum

         The Seller will provide to the Buyer a credit memorandum in the amount of US $[*]

3.2      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in an amount of US $[*]

3.3      [*] Credit Memorandum

         The Seller will provide to the Buyer an [*] credit memorandum in the amount of US $[*]

3.4      [*]

         [*] set out in [*] of Letter Agreement No. 5 to Amendment No. 3 to the Agreement, which is hereby cancelled with respect to the [*] the Seller will provide to the Buyer a [*] credit in the form of a [*]

3.5      [*] Credit Memorandum

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

3.6      [*] Credit Memorandum

AWE - A318/A319 - AM7                     LA3 - 4

         The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

3.7      [*]

3.8      Application of the [*] Credit Memoranda

         [*]

3.9      [*] Credit Memorandum

3.9.1 The Seller will provide to the Buyer a [*] credit memorandum [*] in the amount of $[*]

3.9.2    [*]

3.10     [*] Credit Memorandum

         [*]

3.11     [*] Credit Memorandum

         [*]

         [*]

4.       [*] CREDIT MEMORANDUM APPLICABLE TO CERTAIN AIRCRAFT

4.1 The Seller will provide to the Buyer upon delivery of each [*] delivered to the Buyer up to an aggregate total maximum of [*] which have delivered [*] a further credit memorandum in an amount equal to US $[*]

4.2      [*]

4.3      [*]

4.4 If the Buyer enters into a [*] of at least [*] for a new [*] aircraft on or before the [*], as defined in [*] of Letter Agreement No. 2, the maximum quantity of aircraft specified in Subparagraph 4.1 above shall be immediately amended and modified to read [*]

5.       [*] CREDIT MEMORANDUM

5.1 The Seller will provide to the Buyer a [*] credit memorandum in the amount of US $[*]

5.2      [*]

AWE - A318/A319 - AM7                     LA3 - 5

5.3      [*]

6.       [*]CREDIT MEMORANDUM [*]

         The Seller will provide to the Buyer upon delivery of each [*] a [*] credit memorandum in the amount of US $[*]

7.       [*] CREDIT MEMORANDUM

7.1 The Seller will provide, upon delivery of each of up to [*] to the Buyer, a credit memorandum equal to US $[*]

7.2      [*]

7.3      [*]

8.       [*]

         [*]

         (i)      [*]

         (ii)     [*]

         (iii)    [*]

         [*]

9.       [*]

9.1      [*]

9.2      [*]

10.      THE SELLER CREDIT MEMORANDA UNDER LETTER AGREEMENT NO. 3 TO AMENDMENT
         NO. 3

10.1     [*]

         [*]

10.2     [*]

         [*]

AWE - A318/A319 - AM7                     LA3 - 6

10.3     [*] Credit Memorandum

         [*]

11.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement No. 3 to the Amendment, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

AWE - A318/A319 - AM7                     LA3 - 7

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By: /s/ Marie-Pierre Merle-Beral

                                              Its: AVSA Chief Executive Officer

Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By: /s/ Thomas T. Weir

Its: Vice President and Treasurer

AWE - A318/A319 - AM7                     LA3 - 8




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                    LETTER AGREEMENT NO. 4 TO AMENDMENT NO. 7
                          (AMENDED AND RESTATED LETTER
                        AGREEMENT NO. 4 TO THE AGREEMENT)

                                                             As of July 30, 2004

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment 7 (the "Amendment") to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997 (the "Agreement"), between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to amend and restate Letter Agreement No. 4 to the Agreement with this Letter Agreement No. 4 (the "Letter Agreement") to the Amendment. For the purposes of this Letter Agreement only, the term Aircraft as defined under the Agreement will be deemed to include Additional Aircraft and Amendment 7 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement or the Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       PRIOR AGREEMENTS, PAYMENTS AND [*]

1.1      Old Predelivery Payments

         The Seller acknowledges that, as of even date herewith, the Buyer has paid to the Seller cash Predelivery Payments in accordance with the 1990 Purchase Agreement in the total amount of US $ [*]

1.2      Deposits

AWE - A318/A320 - AM7                   LA4 - 1

         The Seller acknowledges that prior to the date hereof the Buyer has paid the Seller cash deposits for the Aircraft as follows (the "Cash Deposits"):

         (i)      US $[*]

         (ii)     US $[*]

         (iii)    US $[*]

         The Cash Deposits were credited into the Prepayment Fund pursuant to the provisions of Subparagraph 1.3 hereof.

1.3      [*]

         [*]

1.4      [*]

         [*]

         [*]

         [*]

                  [*]

                  [*]

                  [*]

                  [*]

                  [*]

                  [*]

                  [*]

         [*]

2.       [*] PREDELIVERY PAYMENTS

AWE - A318/A320 - AM7                   LA4 - 1

2.1      [*] predelivery payments [*] have been paid by the Buyer to the Seller
         [*]

         (i)      [*]; and

         (ii)     [*]

         (iii)    [*]

         (iv)     [*]

2.2      [*]

2.2.1    [*]

2.2.2    [*]

2.3      Adjustment of Predelivery Payments

2.3.1    Predelivery Payment [*]

         [*]

         [*]

2.3.2    [*]

         [*]

2.3.3    [*]

         [*]

         [*]

         [*]

         [*]

2.3.4    [*]

         [*]

2.4      Buyer's Breach of the Agreement

AWE - A318/A320 - AM7                   LA4 - 2

         Notwithstanding the other provisions of the Agreement or this Amendment, in the event the Buyer materially breaches its obligations under the Agreement as amended, [*]

2.5      [*]

         [*]

         [*]

3.       [*]

3.1      [*]

3.2      [*]

3.3      [*]

3.4      [*]

         [*]

3.5      [*]

         [*]

3.6      [*]

3.6.1    [*]

3.6.2    [*]

3.6.3    [*]

3.6.4    [*]

3.6.4.1  (a)      [*]

         (b)      [*]

3. 6.4.2 (a)      [*]

AWE - A318/A320 - AM7                   LA4 - 3

         (b)      [*]

3.6.5    [*]

3.7      [*]

3.8      [*]

3.9      [*]

         [*]

4.       OTHER MATTERS REGARDING PREDELIVERY PAYMENTS FOR PURCHASE RIGHT
         AIRCRAFT

         This Paragraph 4 will be for the sake of clarification only.

         [*]

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

AWE - A318/A320 - AM7                   LA4 - 4

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA, S.A.R.L.

                                          By: /s/ Marie-Pierre Merle-Beral

                                          Its: AVSA Chief Executive Officer

Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By: /s/ Thomas T. Weir

Its: Vice President and Treasurer

AWE - A318/A320 - AM7                   LA4 - 5

                                                                      APPENDIX 1

                                       [*]

[*]

[*]                                                       [*]
[*]
                                                     [*]

[*]

         1.       [*]

1.1      [*]

         (a)      [*]

                  [*]

         (b)      [*]

                  [*]

         (c)      [*]

         (d)      [*]

1.2      [*]

         [*]

1.3      [*]

         [*]

1.4      [*]

         [*]

AWE - A318/A320 - AM7                   LA4 - 6

1.5      [*]

         [*]

1.6      [*]

         [*]

1.7      [*]

         [*]

2.       [*]

         [*]

2.1      [*]

         [*]

2.2      [*]

         [*]

2.3      [*]

         [*]

2.4      [*]

         [*]

         (a)  [*]

                  (i)      [*]

                           [*]

                  (ii)     [*]

                           [*]

         (b)      [*]

AWE - A318/A320 - AM7                   LA4 - 7

                  [*]

         (c)      [*]

                  [*]

2.5      [*]

         [*]

2.6      [*]

         [*]

         (a)      [*]

         (b)      [*]

         (c)      [*]

         (d)      [*]

         (e)      [*]

         (f)      [*]

         (g)      [*]

         (h)      [*]

3.       [*]

         [*]

4.       [*]

4.1      [*]

         [*]

4.2      [*]

         [*]

AWE - A318/A320 - AM7                   LA4 - 8

4.3      [*]

         [*]

4.4      [*]

         [*]

         (a)      [*]

         (b)      [*]

                  (i)      [*]

                  (ii)     [*]

                  [*]

         (c)      [*]

         4.5      [*]

                  [*]

                  [*]

5.       [*]

         (a)      [*]

         (b)      [*]

                  (x)      [*]

                  (y)      [*]

                  [*]

         (c)      [*]

         (d)      [*]

6.       [*]

AWE - A318/A320 - AM7                   LA4 - 9

6.1      [*]

         [*]

         (a)      [*]

         (b)      [*]

         (c)      [*]

         (d)      [*]

                  (i)      [*]

                  (ii)     [*]

                  (iii)    [*]

                  (iv)     [*]

                  (v)      [*]

                  (vi)     [*]

6.2      [*]

                  (i)         [*]

                  (ii)        [*]

                  (iii)       [*]

                  (iv)        [*]

                  (v)         [*]

6.3      [*]

         [*]

AWE - A318/A320 - AM7                   LA4 - 10

6.4      [*]

         [*]

6.5      [*]

         [*]

6.6      [*]

         [*]

7.       [*]

         [*]

8.       [*]

         [*]

9.       [*]

         [*]

10.      [*]

         [*]

11.      [*]

         (a)      [*]

         (b)      [*]

         (c)      [*]

AWE - A318/A320 - AM7                   LA4 - 11

IN WITNESS WHEREOF, AMERICA WEST AIRLINES, INC. has caused this [*] to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.

                                               AMERICA WEST AIRLINES, INC.

                                               By: /s/ Thomas T. Weir

                                               Its: Vice President and Treasurer

AWE - A318/A320 - AM7                   LA4 - 30

                                                                      APPENDIX 2

                                       [*]

[*]

            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]

AWE - A318/A320 - AM7                   LA4 - 31

            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
            [*]                   [*]                 [*]
                                        [*]           [*]

AWE - A318/A320 - AM7                   LA4 - 32




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                             LETTER AGREEMENT NO. 5
                               TO AMENDMENT NO. 7

                                                             As of July 30, 2004

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:   TRAINING AND OTHER PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen:

      In connection with the execution of Amendment No. 7 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Amendment 7 Aircraft and the Aircraft and the support of Airbus aircraft in the Buyer's fleet. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

      The Seller will provide the training services described in this Letter Agreement on the terms and conditions described herein.

1.    [*]

      [*]

      [*]

      (A)   [*]

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      (b)

      (b)   [*]

      (c)   [*]

2.    AMENDMENT 7 A321 TRAINING

2.1   AMENDMENT 7 A321 FLIGHT AND MAINTENANCE TRAINING AND TRAINING AIDS

      The Seller will, upon the Buyer's written request, train or cause to be trained, not earlier than [*] prior to the scheduled delivery quarter of the first Amendment 7 A321 Aircraft, for each of the Amendment 7 A321 Aircraft, [*], the following personnel:

      (i)   the Buyer's ground personnel for a training period of up to [*], and

      (ii) up to a total of [*] of [*] for the Buyer's flight crews. In addition, the Seller will provide to the Buyer with [*]

      Such [*] shall be conducted at the Airbus Training Center located in Miami, Florida ("ATC Miami").

2.2   AMENDMENT 7 A321 TRAINING CONFERENCE

      Training courses provided for the Buyer's personnel will be scheduled at dates mutually agreed during a training conference to be held approximately twelve (12) months prior to the first Amendment 7 A321 Aircraft delivery. The courses will be scheduled for a minimum number of participants, to be agreed upon at the training conference,

3.    [*]

      [*]

4.    AOLS/AIDA ACCESS

      The Buyer and the Seller agree that Buyer shall be allowed [*] of Airbus On Line Services/Airbus Industrie Drawing Access (AOLS/AIDA), [*], pursuant to the [*], provided however, [*], to be agreed upon between Buyer and Seller.

5.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

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      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA, S.A.R.L.

                                          By: /s/ Marie-Pierre Merle-Beral

                                          Its: AVSA Chief Executive Officer

Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By: /s/ Thomas T. Weir

Its: Vice President and Treasurer

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.


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                             LETTER AGREEMENT NO. 6
                                 TO AMENDMENT 7

                            INTENTIONALLY LEFT BLANK

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                             LETTER AGREEMENT NO. 7
                                 TO AMENDMENT 7

                            INTENTIONALLY LEFT BLANK

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                             LETTER AGREEMENT NO. 8
                                 TO AMENDMENT 7

                            INTENTIONALLY LEFT BLANK

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